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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported): January 16, 2001



                              CuraGen Corporation
            (Exact name of registrant as specified in its charter)


  Delaware                         0-23223                    06-1331400
  --------                         -------                    ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


                       555 Long Wharf Drive, 11th Floor
                         New Haven, Connecticut 06511
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330
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ITEM 5.   OTHER EVENTS.

     On January 16, 2001, the Registrant issued a press release announcing that it had entered into two landmark biotechnology agreements with Bayer AG. The first agreement is a comprehensive alliance to discover, develop, and jointly commercialize small molecule drugs to treat obesity and adult onset diabetes. The second agreement is a broad collaboration to apply the Registrant's functional genomic technologies and pharmacogenomic expertise to evaluate Bayer's developmental and preclinical pipeline of pharmaceutical compounds across all disease areas. In addition, the second agreement includes an $85 million equity investment in the Registrant by Bayer. One or both of these agreements may be subject to Hart-Scott-Rodino approval. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 - Press Release dated January 16, 2001.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date: January 16, 2001              By: /s/  David Wurzer
                                        -----------------
                                        Executive Vice President and
                                        Chief Financial Officer

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